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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): November 27, 2000
                                                         -----------------


                            HANOVER FOODS CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)




         Pennsylvania                  0-17896                   23-0670710
         ------------                  -------                   ----------
 (State or other jurisdiction      (Commission File          (I.R.S. Employer
      of incorporation)                 Number)             Identification No.)



            1486 York Road, P.O. Box 334, Hanover, Pennsylvania 17331
            ---------------------------------------------------------
                (Address of principal executive offices/Zip Code)

Former name, former address, and former fiscal year, if changed since
last report:    N/A
                ---


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ITEM 5.  OTHER EVENTS

The following information is qualified in its entirety by, and should be read in conjunction with, the more detailed information and financial data, including the Consolidated Financial Statements of Hanover Foods Corporation and its subsidiaries (the "Company"), and the notes thereto, appearing in the Company's reports filed with the Securities and Exchange Commission ("SEC"). Except for the historical information contained herein, this Current Report on Form 8-K, contains certain forward-looking statements regarding the Company's business and prospects that are based upon numerous assumptions about future conditions which may ultimately prove to be inaccurate and actual events and results may materially differ from anticipated results described in such statements. Such forward-looking statements involve risks and uncertainties, such as industry conditions and price and volume fluctuations competition, regulation, general risks of the food industry, environmental risks and risks associated with foreign operations. Any one or a combination of these factors could have a material adverse effect on the Company's business, financial condition and results of operations. These forward-looking statements represent the Company's judgment as of the date of this report. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

         On November 27, 2000, in the matter, Michael A. Warehime v. John A. Warehime, Nos. 251, 252, 253 and 254 M.D. Appeal Docket 1999, 761 A. 2d 1138,
the Supreme Court of Pennsylvania reversed and remanded the Order of the Superior Court issued on September 12, 2000, in which the Superior Court of Pennsylvania stated that the June 25, 1997 shareholder vote, which adopted the Amended and Restated Articles of Incorporation of the Company, should be set aside. See Current Report on Form 8-K dated September 12, 2000 which discusses the Superior Court's Order.

         In reversing the Superior Court's Order, the Supreme Court of Pennsylvania held that John A. Warehime, the trustee of the voting trust, did not breach his fiduciary duties in voting the trust shares in favor of the Amended and Restated Articles of Incorporation. The Supreme Court remanded the case to the Pennsylvania Superior Court to consider other issues raised by Michael A. Warehime.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of business acquired.

                           Not applicable.

         (b)      Pro-forma Financial Information.

                           Not applicable.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

S-K Item
Number              Description
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99.1                Order of the Superior Court of Pennsylvania with respect to the appeal from the Order entered December 2, 1998, in the matter of Michael A. Warehime v. John A. Warehime, Nos. 251,
                    252, 253 , and 254 M.D. Appeal Docket 1999, 761 A.2d 1138.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HANOVER FOODS CORPORATION



Date:  January 10, 2001                 By:    /s/ Gary T. Knisely
       -----------------------              ------------------------
                                        Gary T. Knisely
                                        Executive Vice President and Secretary
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                                  EXHIBIT INDEX



S-K Item
Number              Description
------              -----------

99.1 Order of the Superior Court of Pennsylvania with respect to the appeal from the Order entered December 2, 1998, in the matter of Michael A. Warehime v. John A. Warehime, Nos. 251, 252, 253 , and 254 M.D. Appeal Docket 1999, 761 A.2d 1138.